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February 13, 2003

BY EDGAR TRANSMISSION

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Attention: Filing Desk

GILDAN ACTIVEWEAR INC.
ANNUAL REPORT ON FORM 40-F

Dear Sir or Madam:

        On behalf of Gildan Activewear Inc., a corporation incorporated under the laws of Canada (the "Company"), submitted for filing pursuant to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is the Company's Annual Report for the fiscal year ended September 29, 2002 on Form 40-F, together with all exhibits thereto.

        As well, we submit to you signed certifications of H. Greg Chamandy, Chairman of the Board and Chief Executive Officer of the Company, and Laurence G. Sellyn, Executive Vice-President, Finance and Chief Financial Officer of the Company, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

        Please feel free to contact Gregg Thomassin at (514) 343-8825 or the undersigned at (514) 734-8394 with any inquiries concerning this filing.

Very truly yours,
/s/ FRANÇOIS D. RAMSAY François D. Ramsay Vice-President, General Counsel and Corporate Secretary

Enclosures

cc:	Mrs. Elisabeth Montz The New York Stock Exchange Mr. Brice T. Voran Mr. Jason Lehner Shearman & Sterling

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

        Gildan Activewear Inc. (the "Company") is filing with the U.S. Securities and Exchange Commission on the date hereof, its annual report on Form 40-F for the fiscal year ended September 29, 2002 (the "Report").

        I, H. Greg Chamandy, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

  (i)
  the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

  (ii)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2003	By:	/s/ H. GREG CHAMANDY H. Greg Chamandy Chairman of the Board and Chief Executive Officer

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

        Gildan Activewear Inc. (the "Company") is filing with the U.S. Securities and Exchange Commission on the date hereof, its annual report on Form 40-F for the fiscal year ended September 29, 2002 (the "Report").

        I, Laurence G. Sellyn, Executive Vice-President, Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

  (i)
  the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

  (ii)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2003	By:	/s/ LAURENCE G. SELLYN Laurence G. Sellyn Executive Vice-President, Finance and Chief Financial Officer

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GILDAN ACTIVEWEAR INC. ANNUAL REPORT ON FORM 40-F
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002